UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014 (August 8, 2014)

AMERICAN MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10784	65-0203383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 American Media Way

Boca Raton, Florida 33464

(Address of principal executive offices, including ZIP code)

(561) 997-7733

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 8, 2014, American Media, Inc. (the “Company”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders from time to time party to the Revolving Credit Agreement, dated as of December 22, 2010 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), entered into Amendment No. 3 (the “Credit Agreement Amendment”) to the Credit Agreement with lenders (the “Consenting Lenders”) constituting the Required Lenders. Capitalized terms used in this subsection and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the Credit Agreement Amendment and subject to the Credit Parties’ compliance with the requirements set forth therein, the Consenting Lenders have agreed to (i) waive until the earlier of (x) August 15, 2014 and (y) immediately prior to the consummation of the proposed merger transaction disclosed in the Current Report on Form 8-K filed on July 9, 2014 (the “Prior 8-K Filing”), any potential Default or Event of Default arising from the failure to furnish to the Administrative Agent (A) the financial statements, reports and other documents as required under Section 5.01(a) of the Credit Agreement with respect to the fiscal year of the Company ended March 31, 2014 and (B) the related deliverables required under Sections 5.01(c) and 5.03(b) of the Credit Agreement, (ii) permit the proposed transactions disclosed in the Prior 8-K Filing, including amending the definition of “Change in Control” and permitting the issuance of additional 10% Second Lien Senior Secured PIK Notes due 2018, (iii) consent to the sale of certain assets of the Loan Parties, (iv) restrict any payment or distribution in respect of the 11½% First Lien Senior Secured Notes due 2017 (the “First Lien Notes”) on or prior to June 15, 2015, subject to certain exceptions, including the payment of regularly scheduled interest and any mandatory prepayments and mandatory offers to purchase under the First Lien Notes, and (v) amend the maximum first lien leverage ratio covenant.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete copy of such agreement that is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 3, dated as of August 8, 2014, among American Media, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto, to the Revolving Credit Agreement, dated as of December 22, 2010, among American Media, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA, INC.

Date: August 14, 2014	By:	/s/ Christopher V. Polimeni
		Name:	Christopher V. Polimeni
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 3, dated as of August 8, 2014, among American Media, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto, to the Revolving Credit Agreement, dated as of December 22, 2010, among American Media, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto.